NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated June 22, 2010
to the Prospectus dated May 1, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

On page 54 of the Prospectus, the second key term entitled “Small-cap companies” is deleted and replaced with the following:

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000 Index, ranging from $20.0 million to $5.6 billion as of December 31, 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE